SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            Form 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  06-25-96


                  AMERON INTERNATIONAL CORPORATION
        (Exact name of registrant as specified in its charter)



     Delaware                     1-9102          77-0100596
(State or other jurisdiction    (Commission     (I.R.S. Employer
of Incorporation)               File Number)    Identification No.)




245 South Los Robles Ave., Pasadena, California           91101
  (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (818) 683-4000

Item 5      OTHER EVENTS

The attached announcement was released to the news media on June 25, 1996

















                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            AMERON INTERNATIONAL CORPORATION



                            _______________________________
Date:  June 27, 1996        By:   Javier Solis
                            Senior Vice President and
                            Secretary








NEWS RELEASE                                         June 25, 1996
                                             For immediate release
Contact: Gary Wagner, Senior Vice President,
         Chief Financial Officer: 818/683-4000

     Pasadena, Calif.--Ameron International Corporation (NYSE: AMN) today reported earnings of $1.09 per share on sales of $120.6 million for its second quarter, which ended May 31, 1996. This compares favorably to earnings of $1.01 per share on sales of $118.5 million for the similar period in 1995.
     Year-to-date results were $1.21 per share on sales of $232.4 million, compared to $1.04 per share on sales of $216.6 million in the prior year.
     James S. Marlen, chairman, president and chief executive officer, attributed the improved results primarily to continuing deliveries of concrete and steel pipe to major jobsites in the western states, as well as increased earnings from Ameron's protective coatings businesses in the United States and Europe. Ameron's worldwide fiberglass pipe business, including Centron International, which was acquired in January, also reported improved quarterly and six-month results.
     Results from the construction products business in Hawaii continued to be substantially lower than in 1995 because of unfavorable economic conditions in the Islands.
     Ameron International Corporation is a multi-national manufacturer of highly engineered products for the building, construction and industrial markets. The company operates businesses in North America, Latin America, Europe and Asia. Ameron is a leading producer of fiberglass, concrete and steel pipe systems; high-performance coatings; and other specialized construction products.

               Ameron International Corporation
                 Consolidated Statements of Income
                   Second Quarter Ended May 31,
          (in thousands except share and per share data)

                                                  1996            1995
                                               ---------       ---------
Sales                                           $120,632        $118,526
Cost of Sales                                     89,780          88,963
                                               ---------       ---------
Gross Profit                                      30,852          29,563
Selling, General and Administrative Expenses      23,626          22,320
                                               ---------       ---------
Operating Profit                                   7,226           7,243
Royalty, Equity and Other Income                   2,132           1,589
                                               ---------       ---------
Income before Interest and Income Taxes            9,358           8,832
Interest, net                                      2,666           2,992
                                               ---------       ---------
Income before Income Taxes                         6,692           5,840
Income Taxes                                       2,342           1,838
                                               ---------       ---------
Net Income                                      $  4,350        $  4,002
                                               =========       =========
Per Share (based on average of
  3,978,323 shares in 1996 and
  3,946,426 shares in 1995):
  Net Income                                    $   1.09        $   1.01
                                                =========       =========
  Cash Dividends Paid                           $    .32        $    .32
                                                =========       =========


               Ameron International Corporation
                 Consolidated Statements of Income
                   Six Months Ended May 31,
          (in thousands except share and per share data)

                                                  1996            1995
                                               ---------       ---------
Sales                                           $232,384        $216,557
Cost of Sales                                    176,169         163,389
                                               ---------       ---------
Gross Profit                                      56,215          53,168
Selling, General and Administrative Expenses      47,449          45,509
                                               ---------       ---------
Operating Profit                                   8,766           7,659
Royalty, Equity and Other Income                   4,104           3,767
                                               ---------       ---------
Income before Interest and Income Taxes           12,870          11,426
Interest, net                                      5,447           5,927
                                               ---------       ---------
Income before Income Taxes                         7,423           5,499
Income Taxes                                       2,598           1,382
                                               ---------       ---------
Net Income                                      $  4,825        $  4,117
                                               =========       =========
Per Share (based on average of
  3,978,323 shares in 1996 and
  3,946,426 shares in 1995):
  Net Income                                    $   1.21        $   1.04
                                               =========       =========
  Cash Dividends Paid                           $    .64        $    .64
                                               =========       =========


                    Ameron International Corporation
                       Consolidated Balance Sheets
                             (in thousands)

                                                 May 31,     November 30,
                                                  1996            1995
                                                ---------       ---------
ASSETS
Current Assets
  Cash and equivalents                          $ 12,278        $ 12,923
  Receivables, net                               100,222         105,019
  Inventories                                     76,352          76,426
  Other                                           12,678          12,470
                                                ---------       ---------
    Total current assets                         201,530         206,838
Investments and Advances -
  Affiliated Companies                            35,391          36,197
Property, Plant and Equipment, net               111,074         114,116
Other Assets                                      21,545          14,230
                                                ---------       ---------
  Total assets                                  $369,540        $371,381
                                                =========       =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short-term borrowings                         $  1,715        $  1,718
  Current portion of long-term debt               17,763          17,803
  Trade payables                                  25,496          32,219
  Accrued liabilities and other                   36,532          40,640
                                               ---------       ---------
    Total current liabilities                     81,506          92,380
Deferred Income Taxes, Credits and Reserves       53,651          52,864
Long-Term Debt                                    98,327          91,565
                                               ---------       ---------
  Total Liabilities                              233,484         236,809
Stockholders' Equity
  Common stock                                    12,842          12,823
  Additional paid-in capital                      15,574          15,322
  Retained earnings                              149,278         146,987
  Cumulative translation adjustments               1,141           2,219
  Treasury stock                                 (42,779)        (42,779)
                                                ---------       ---------
    Total stockholders' equity                   136,056         134,572
                                               ---------       ---------
  Total liabilities and stockholders' equity    $369,540        $371,381
                                               =========       =========